PIMCO RAE Fundamental US Small Fund

SUMMARY PROSPECTUS

October 31, 2016 (as supplemented April 7, 2017)

Share Class	Inst	P	Admin	D	A	C	R
Ticker	PMJIX	PMJPX	—	—	PMJAX	PMJCX	—

Before you invest, you may want to review the Fund's prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@bfdsmidwest.com.The Fund's prospectus and Statement of Additional Information, both dated October 31, 2016, as supplemented, along with the financial statements included in the Fund's most recent annual report to shareholders dated June 30, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 44 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	0.60%	0.70%	0.60%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%	0.50%
Total Annual Fund Operating Expenses	0.60%	0.70%	0.85%	1.00%	1.00%	1.75%	1.25%
Fee Waiver and/or Expense Reimbursement(1)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%	0.60%	0.75%	0.90%	0.90%	1.65%	1.15%

1 PIMCO has contractually agreed, through October 31, 2017, to reduce its advisory fee by 0.10% of the average daily net assets of the Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$182	$325	$740
Class P	$61	$214	$380	$861
Administrative Class	$77	$261	$462	$1,040
Class D	$92	$308	$543	$1,216
Class A	$463	$672	$897	$1,545
Class C	$268	$541	$940	$2,054
Class R	$117	$387	$677	$1,502

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$463	$672	$897	$1,545
Class C	$168	$541	$940	$2,054

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (for purposes of this section only, "U.S. companies"). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies ("RAE Fundamental US Small Portfolio") through investment in the securities that comprise the RAE Fundamental US Small Portfolio. The stocks are selected by the Fund's sub-adviser, Research Affiliates, LLC ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements.

PIMCO Equity Series | SUMMARY PROSPECTUS

PIMCO RAE Fundamental US Small Fund

The Sub-Adviser uses the RAE® Fundamental ("RAE®") methodology as a starting point for portfolio construction. The RAE® methodology selects and weights stocks by fundamental measures of company size, e.g., gross profit, cash flow, book value, dividends plus net buybacks, rather than by market capitalization and then incorporates additional active insights on measures such as quality and momentum, among other factors, to seek to enhance risk-adjusted returns. The Sub-Adviser applies the RAE® methodology to small-sized U.S. companies determined by percentage of cumulative fundamental measures of company size. The fundamental weights of U.S. companies are sorted in descending order where the top cumulative 89% weights are eligible as large and mid-sized companies and the remaining companies are eligible as small-sized companies. Actual stock positions in the RAE Fundamental US Small Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically.

The Sub-Adviser provides investment advisory services in connection with the Fund's use of the RAE Fundamental US Small Portfolio by, among other things, providing Pacific Investment Management Company LLC ("PIMCO"), and the Portfolio Implementer where applicable, with the constituents and target weights in the RAE Fundamental US Small Portfolio. The Fund seeks to remain invested in the securities that comprise the RAE Fundamental US Small Portfolio even when the value of the RAE Fundamental US Small Portfolio is declining.

The Fund may invest, without limitation, in equity and equity-related securities, including common and preferred stock. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest in derivative instruments, such as options, forwards, futures contracts, options on futures and swap agreements, consistent with its investment objective. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.

Principal Risks

It is possible to lose money on an investment in the Fund.  The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

New/Small Fund Risk: the risk that a new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long-term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer than funds that are "diversified"

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Credit Risk: the risk that the Fund could lose money if the counterparty to a derivative contract is unable or unwilling to meet its financial obligations

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably

Real Estate Risk: the risk that the Fund's investments in Real Estate Investment Trusts ("REITs") will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund's investments in REITs subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by the Sub-Adviser will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Small Company Risk: the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

2	SUMMARY PROSPECTUS | PIMCO Equity Series

Summary Prospectus

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund's clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of an investment in the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. The Administrative Class, Class D and Class R shares have not commenced operations as of the date of this prospectus.

A privately offered fund managed by the Fund's Sub-Adviser was reorganized into the Fund as of the date the Fund commenced operations (June 5, 2015). This privately offered fund was organized on August 30, 2005 and commenced operations on September 29, 2005 and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment company under the 1940 Act, and the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The Fund's performance for periods prior to the commencement of operations is that of the privately offered fund (net of actual fees and expenses charged to individual privately offered fund accounts in the aggregate). The performance of the privately offered fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the privately offered fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been higher or lower than the performance shown in the bar chart and Average Annual Total Returns table below. For periods following the Fund's commencement of operations on June 5, 2015, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's benchmark is the Russell 2000® Index. The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of September 30, 2016 is 13.64%. For the periods shown in the bar chart, the highest quarterly return was 24.69% in the Q2 2009, and the lowest quarterly return was -27.24% in the Q4 2008.

Average Annual Total Returns (for periods ended 12/31/15)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-6.92%	9.46%	7.14%
Institutional Class Return After Taxes on Distributions(1)	-7.32%	9.37%	7.09%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	-3.65%	7.49%	5.79%
Class P Return Before Taxes	-7.03%	9.44%	7.12%
Class A Return Before Taxes	-10.72%	8.55%	6.69%
Class C Return Before Taxes	-8.43%	9.32%	7.07%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-4.41%	9.19%	6.80%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

October 31, 2016 (as supplemented April 7, 2017) | SUMMARY PROSPECTUS	3

PIMCO RAE Fundamental US Small Fund

returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser. Parametric Portfolio Associates LLC serves as the Fund's portfolio implementer. The Fund's portfolio is jointly managed by Robert D. Arnott and Christopher J. Brightman. Mr. Arnott is Chairman and Founder of Research Affiliates, LLC. Mr. Brightman is Chief Investment Officer of Research Affiliates, LLC. Messrs. Arnott and Brightman have jointly managed the Fund since its inception in June 2015.

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, Class P, Administrative Class and Class D

The minimum initial investment for Institutional Class, Class P or Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

The minimum initial investment for Class D shares of the Fund is $1,000, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The minimum subsequent investment for Class D shares is $50.

You may sell (redeem) all or part of your Institutional Class, Class P, Administrative Class and Class D shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by mail to:
PIMCO Equity Series c/o BFDS Midwest
330 W. 9th Street, Kansas City, MO 64105

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@bfdsmidwest.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. Class C shares of the Fund will automatically convert into Class A shares of the Fund after they have been held for ten years, as described in the "Classes of Shares" section of the Fund's prospectus. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Equity Series, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Equity Series, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Equity Series, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Equity Series, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

PES15666_040717